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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.   20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 15, 1997


                            St. Paul Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                          01-15580                      36-3504665
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(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)                 Identification
incorporation)                                                  No.)



6700 West North Avenue
Chicago, Illinois                                                     60707
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(Address of principal executive office)                             (Zip Code)


       Registrant's telephone number, including area code: (773) 622-5000
                                                           -------------------

                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)




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Item 5.  Other Events

                 On January 15, 1997, St. Paul Bancorp, Inc. (the "Company") announced the extension for an additional six months of its current program to repurchase shares of its outstanding common stock. This program contemplates the repurchase of up to 1.125 million shares of the Company's common stock, of which 168,750 shares had been purchased as of the date of the announcement.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ST. PAUL BANCORP, INC.
                                                ----------------------
                                                (Registrant)


                                                /s/ Patrick J. Agnew
                                               --------------------------------
                                               Patrick J. Agnew
                                               President




Attest:



 /s/ Clifford M. Sladnick
-----------------------------------
Clifford M. Sladnick
Senior Vice President, General Counsel
and Corporate Secretary



Date:    January 15, 1997





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